UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2025

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of Principal Executive Offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, on July 21, 2025, TLGY Acquisition Corp., a Cayman Islands exempted company (“TLGY”), StableCoinX Assets Inc., a Delaware corporation (“SC Assets”), StableCoinX Inc., a Delaware corporation, (“Pubco”), StableCoinX SPAC Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and StableCoinX Company Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”), for a business combination transaction (the “Transaction”) that will result in, among other things, TLGY and SC Assets becoming wholly owned subsidiaries of Pubco and Pubco becoming a publicly traded company.

Also on July 21, 2025, TLGY issued a press release announcing that it has rescheduled its previously scheduled conference call with investors to discuss the Transaction, to tomorrow, July 22, 2025, at 8:30 a.m. ET. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TLGY under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

In connection with the Business Combination, Pubco intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of TLGY and a preliminary prospectus of Pubco, and after the Registration Statement is declared effective, TLGY will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of the record date to be established for voting at the Extraordinary General Meeting. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at the Extraordinary General Meeting. This Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. TLGY and Pubco may also file other documents with the SEC regarding the Business Combination. TLGY’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about TLGY, SC Assets, Pubco and the Business Combination.

TLGY’s shareholders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed by TLGY and Pubco with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

TLGY, SC Assets, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Business Combination. More detailed information regarding the directors and officers of TLGY, and a description of their interests in TLGY, is contained in TLGY’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Business Combination and other matters to be voted upon at the Extraordinary General Meeting will be set forth in the Registration Statement for the Business Combination when available.

Forward-Looking Statements

This Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements with respect to the proposed Business Combination include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SC Assets, Pubco, TLGY and the proposed Business Combination, statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination, the assets held by SC Assets and Pubco, the price and volatility of ENA Token, ENA Token’s growing prominence as an issuer of digital dollars on-chain, Pubco’s listing on any securities exchange, the macro, political and regulatory conditions surrounding ENA Token, the planned business strategy including Pubco’s ability to develop a corporate architecture capable of supporting its treasury initiatives and strategic stake in the Ethena Protocol, plans and use of proceeds, objectives of management for future operations of Pubco, the upside potential and opportunity for investors, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination and the level of redemptions of TLGY’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Forward-looking statements are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including, but not limited to: the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; the risk that the proposed Business Combination may not be completed by TLGY’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of TLGY’s shareholders and the listing of Pubco’s securities on a national securities exchange at closing; failure to realize the anticipated benefits of the proposed Business Combination; the level of redemptions by TLGY’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or impact the ability of, the shares of Class A common stock of Pubco to be listed in connection with the proposed Business Combination; the insufficiency of the third-party fairness opinion for the board of directors of TLGY in determining whether or not to pursue the proposed Business Combination; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after closing of the proposed Business Combination; risks associated with TLGY, SC Assets and Pubco’s ability to consummate the proposed Business Combination timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA Token prices or for other reasons; costs related to the proposed Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business, including the volatile nature of the price of ENA Token; the risk that Pubco’s stock price will be highly correlated to the price of ENA Token and the price of ENA Token may decrease between the signing of the definitive documents for the proposed Business Combination and the closing of the proposed Business Combination or at any time after the closing of the proposed Business Combination; risks associated with TLGY, SC Assets and Pubco’s ability to consummate the proposed Business Combination timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA Token prices or for other reasons; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA Token; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the proposed Business Combination, Pubco experiences difficulties managing its growth and expanding operations; the risks that launching and growing Pubco’s ENA Token treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing Pubco’s business plan, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco’s Class A Common Stock will be listed or by the SEC, which may impact Pubco’s ability to list its securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Pubco, SC Assets, TLGY or others following announcement of the proposed Business Combination, and those risk factors discussed in documents that Pubco and/or TLGY has filed, or will file, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of The Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that have been and/or will be filed by TLGY with the SEC from time to time, the Registration Statement that will be filed by Pubco and TLGY and the proxy statement/prospectus contained therein, and other documents that have been or will be filed by TLGY and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither TLGY, SC Assets nor Pubco presently know or that TLGY, SC Assets and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of TLGY, SC Assets, and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY, SC Assets, nor Pubco gives any assurance that any of TLGY, SC Assets, or Pubco will achieve their respective expectations. The inclusion of any statement in this Form 8-K does not constitute an admission by TLGY, SC Assets or Pubco or any other person that the events or circumstances described in such statement are material.

The terms of the proposed Business Combination described in this Form 8-K, including any dollar-denominated figures or implied valuations, are based on information as of the date of the signing of the definitive Business Combination Agreement and assume no redemptions from the TLGY trust account. These terms are subject to change, including as a result of fluctuations in the price of ENA Token prior to closing of the proposed Business Combination. There can be no assurance that the final terms at the closing of the Business Combination will reflect the figures referenced herein.

No Offer or Solicitation

This Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TLGY, SC Assets, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this communication.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, date July 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2025

TLGY Acquisition Corporation

By:	/s/ Young Cho
Name:	Young Cho
Title:	Chief Executive Officer

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